                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 26, 2002
                   ------------------------------------------
                        (Date of earliest event reported)


                      PRAECIS PHARMACEUTICALS INCORPORATED
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-30289                04-3200305
----------------------------     -----------------------     -------------------
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
     of Incorporation)                                       Identification No.)


              830 WINTER STREET, WALTHAM, MASSACHUSETTS 02451-1420
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 795-4100
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)


             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     PRAECIS PHARMACEUTICALS INCORPORATED's press release dated July 26, 2002 is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits:

99.1    Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
        July 26, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 26, 2002         PRAECIS PHARMACEUTICALS INCORPORATED



                             By  /s/ KEVIN F. MCLAUGHLIN
                                 -----------------------------------
                                 Kevin F. McLaughlin
                                 Senior Vice President, Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX



EXHIBIT
NUMBER       DESCRIPTION

 99.1        Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
             July 26, 2002.